SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549-1004

FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): November 7, 2005

Ciphergen Biosystems, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	000-31617	33-059-5156
(State or other jurisdiction of incorporation or organization)	[Commission File Number]	(I.R.S. Employer Identification Number)

6611 Dumbarton Circle Fremont, CA 94555
(Address of principal executive offices)

(510) 505-2100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)`

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02       Results of Operations and Financial Condition

On November 7, 2005, Ciphergen Biosystems, Inc. issued a press release announcing a delay in the release of its results of operations for the third quarter of fiscal 2005 and its likely inability to file a timely Quarterly Report on Form 10-Q for the same period.  The press release is attached as Exhibit 99.1 to this Form 8-K.

The information in this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.

Item 9.01.  Financial Statements and Exhibits

(d)  Exhibits.

Exhibit No.	Description

99.1
Press Release issued by Ciphergen Biosystems, Inc. on November 7, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIPHERGEN BIOSYSTEMS, INC.
(Registrant)

Date: November 7, 2005	By:	/S/ WILLIAM RICH
William E. Rich
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release issued by Ciphergen Biosystems, Inc. on November 7, 2005